UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2019
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd, Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Annual Meeting

The board of directors of Hi-Crush Inc. (the "Company") has determined that it intends to hold the Company’s Annual Meeting of Stockholders (the "2020 Annual Meeting") on May 20, 2020, at a time and location to be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Stockholder Proposals and Director Nominations

Because the 2020 Annual Meeting is the Company’s first annual meeting, pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company may set a deadline for receipt of Rule 14a-8 stockholder proposals that is a reasonable time before the Company plans to make its proxy materials available. Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 must ensure that their proposal is received by the Secretary of the Company at 1330 Post Oak Blvd, Suite 600, Houston, Texas 77056, by the close of business on December 23, 2019, which the Company has determined to be a reasonable time before it expects to begin making its proxy materials available. Rule 14a-8 proponents and the proposals they submit must also comply with the requirements of Rule 14a-8 and other applicable laws in order to be eligible for inclusion in the Company’s proxy materials for the 2020 Annual Meeting. The December 23, 2019 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

In addition, in accordance with the requirements contained in Bylaws of the Company (the "Bylaws"), stockholders who wish to nominate a person for election as a director or bring other business that is a proper subject for stockholder action before the 2020 Annual Meeting outside of Rule 14a-8 must ensure that written notice (including all of the information specified in the Bylaws) of such nomination or other proposal is received by the Secretary of the Company at the address specified above no earlier than the close of business on January 21, 2020 and no later than the close of business on February 20, 2020. Any such nomination or other proposal must meet the requirements set forth in the Bylaws in order to be brought before the 2020 Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated December 12, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	December 12, 2019	By:	/s/ Mark C. Skolos
Mark C. Skolos
General Counsel, Chief Operating Officer and Secretary